SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 8, 2003




                            HAMPSHIRE GROUP, LIMITED
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            DELAWARE                  000-20201              06-0967107
   ---------------------------      -----------          ------------------
  (STATE OR OTHER JURISDICTION      (COMMISSION           (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)



       215 Commerce Boulevard,
       Anderson, South Carolina                                29625
 --------------------------------------                      ---------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)




                                 (864) 225-6232
                  --------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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
Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited on August 8, 2003.

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On August 8, 2003, Hampshire Group, Limited issued a press release announcing financial results for the quarter ended June 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with the procedural guidance in SEC Release No. 33-8216, issued on March 27, 2003, the information in this Form 8-K and the Exhibit attached to this Form 8-K is being furnished under "Item 9. Regulation FD Disclosure" in satisfaction of the requirements of "Item 12. Results of Operations and Financial Condition." This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless such information is specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Hampshire Group, Limited


Date: August 14, 2003                By: /s/ William W. Hodge
      ---------------                ------------------------
                                     William W. Hodge
                                     Vice President and
                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------       ---------------------------------------------
99.1              Press release of the Hampshire Group Limited,
                  date August 8, 2003.

                                                                EXHIBIT 99.1
HAMPSHIRE GROUP, LIMITED
STOCK SYMBOL: HAMP
CONTACT:WILLIAM W. HODGE
PHONE: (864) 225-6232
FACSIMILE: (864) 225-4421

                              FOR IMMEDIATE RELEASE

            HAMPSHIRE GROUP, LIMITED ANNOUNCES SECOND QUARTER RESULTS

         Anderson, SC, August 8, 2003...Hampshire Group, Limited (Nasdaq: HAMP) today announced results for the quarter ended June 28, 2003. Net sales were $31,961,000 compared with $31,536,000 for the same period last year. The Company had a net loss of $952,000 or $0.20 per fully diluted share, compared with a net loss of $523,000 or $0.11 per fully diluted share in the same period in 2002.

         For the six months ended June 28, 2003, net sales were $83,128,000 compared with $74,395,000 for the same period last year. Net income was $150,000 or $0.03 per fully diluted share, compared with a net income of $573,000 or $0.12 per fully diluted share in the same period in 2002.

         Although the Company's sales were in line with expectations, gross margin was negatively impacted by higher allowances granted to customers as a result of a difficult and highly promotional retail market.

         Ludwig Kuttner, Chairman and Chief Executive Officer, stated "We are entering what has consistently been the strongest part of our year with a healthy open order position. While we remain encouraged about the balance of the year, we are sensitive to the uncertain economic climate and difficult retail environment and the impact they could have on our results. We continue to stay focused on long-term goals and on maintaining our excellent relationships with our retail partners."

        Hampshire Group, Limited is an apparel company whose principal products are men's and women's sweaters and related separates. The Company's investment subsidiary invests principally in commercial real estate, both domestically and internationally.
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          "Cautionary Disclosure Regarding Forward-Looking Statements"

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company's current views with respect to future events. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. Readers are also urged to carefully review and consider the various disclosures made by the Company in its Form 10-K and other Security and Exchange Commission filings which attempt to advise interested parties of the factors which affect the Company's business.

HAMPSHIRE GROUP, LIMITED
COMPARATIVE SUMMARY OF EARNINGS
(in thousands, except per share data)

                                      June 28,       June 29,
THREE MONTHS ENDED                      2003          2002
------------------                    --------       -------
Net sales                             $31,961        $31,536
                                      -------        -------
Net loss                                ($952)         ($523)
                                      -------        -------

Net loss per share       Basic         ($0.20)        ($0.11)
                                      -------        -------
                         Diluted       ($0.20)        ($0.11)
                                      -------        -------
Weighted average
  number of shares
  outstanding            Basic          4,730          4,714
                                      -------        -------
                         Diluted        4,730          4,714
                                      -------        -------



                                      June 28,       June 29,
SIX MONTHS ENDED                        2003          2002
----------------                      --------       -------

Net sales                             $83,128        $74,395
                                      -------        -------
Net income                               $150           $573
                                      -------        -------

Net income               Basic          $0.03          $0.12
  per share                           -------        -------
                         Diluted        $0.03          $0.12
                                      -------        -------
Weighted average
  number of shares
  outstanding            Basic          4,709          4,705
                                      -------        -------
                         Diluted        4,840          4,819
                                      -------        -------
